Exhibit 3.261
INDIANA SECRETARY OF STATE
BUSINESS SERVICES DIVISION
CORPORATIONS CERTIFIED COPIES
INDIANA SECRETARY OF STATE
BUSINESS SERVICES DIVISION
302 West Washington Street, Room E018
Indianapolis, IN 46204
http://www.sos.in.gov
March 11, 2011

Company Requested:	PHC-INDIANA, INC.

Control Number:	2001092000319

Date	Transaction	# Pages

09/20/2001	Articles of Incorporation	2

11/10/2003	Notice of Change of Registered Office or Registered Agent	1

07/14/2005	Notice of Change of Registered Office or Registered Agent	2

State of Indiana
Office of the Secretary of State

I hereby certify that this is a true and
complete copy of this 5 page
document filed in this office.

Dated: March 11, 2011
Certification Number: 2011031179568
Secretary of State

Page 1 of 6	Certification Number: 2011031179568

The Indiana Secretary of State filing office certifies that this copy is on file in this office.
State of Indiana
Office of the Secretary of State
CERTIFICATE OF INCORPORATION
of
PHC-INDIANA, INC.
I, SUE ANNE GILROY, Secretary of State of Indiana, hereby certify that Articles of Incorporation of the above For-Profit Domestic Corporation have been presented to me at my office, accompanied by the fees prescribed by law and that the documentation presented conforms to law as prescribed by the provisions of the Indiana Business Corporation Law.
NOW, THEREFORE, with this document I certify that said transaction will become effective Thursday, September 20, 2001.

In Witness Whereof, I have caused to be affixed my signature and the seal of the State of Indiana, at the City of Indianapolis, September 20, 2001.

SUE ANNE GILROY, SECRETARY OF STATE
2001092000319/2001092016691

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.
2001092000319

ARTICLES OF INCORPORATION State Form 4159 (R10 /8-95) Approved by State Board of Accounts 1995	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St. Rm. E018 Indianapolis, IN 46204 Telephone (317) 232-6576

INSTRUCTIONS:	Use 8 1/2" × 11" white paper for inserts.
Present original and two (2) copies to address in upper right corner of this form.
Please TYPE or PRINT.
Upon completion of filing, the Secretary of State will issue a receipt.	Indiana Code 23-1-21-2 FILING FEE: $90.00
ARTICLES OF INCORPORATION

The undersigned, desiring to form a corporation (hereinafter referred to as “Corporation”) pursuant to the provisions of:

☑ Indiana Business Corporation Law	☐	Indiana Professional Corporation Act 1983, Indiana Code 23-1.5-1-1, et seq. (Professional corporations must include Certificate of Registration.)
As amended, executes the following Articles of Incorporation:
ARTICLE I — NAME AND PRINCIPAL OFFICE
Name of Corporation (the name must include the word “Corporation”, “Incorporated”. “Limited”, “Company” or an abbreviation thereof)
          PHC-Indiana, Inc.
Principal Office: The address of the principal office of the Corporation is:

Post office address	City	State	ZIP code
105 Westwood Place, Suite 400	Brentwood	TN	37027
ARTICLE II — REGISTERED OFFICE AND AGENT
     Registered Agent: The name and street address of the Corporation’s Registered Agent and Registered Office for service of process are
Name of Registered Agent: National Service Information, Inc.

Address of Registered Office (street or building)	City		ZIP code
320 N. Meridian Street, Suite 817	Indianapolis	Indiana	46204
ARTICLE III — AUTHORIZED SHARES
Number of shares the Corporation is authorized to issue: one thousand (1,000)
If there is more than one class of shares, shares with rights and preferences list such information as “Exhibit A”
ARTICLE IV — INCORPORATORS
(the name(s) and address(es) of the incorporators of the corporation)

	NUMBER AND STREET
NAME	OR BUILDING	CITY	STATE	ZIP CODE
Jennifer C. Blankenship	511 Union St., Ste. 2100	Nashville	TN	37219
In Witness Whereof, the undersigned being all the incorporators of said Corporation execute these Articles of Incorporation and verify, subject to penalties of perjury, that the statements contained herein are true, this 19th day of September, 2001.

Signature	Printed name Jennifer C. Blankenship, Incorporator

/s/ Jennifer C. Blankenship Signature	Printed name

Signature	Printed name

This instrument was prepared by: (name)
Jennifer C. Blankenship

Address (number, street, city and state)	ZIP code
511 Union Street, Suite 2100, Nashville, TN	37219

Page 3 of 6	Certification Number: 2011031179568

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5 /4-95)	SUE ANNE GILROY SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6578

INSTRUCTIONS:	Use 8 1/2”x 11” white paper for inserts. Present original and two (2) copies to address in upper right corner of this form. Please TYPE or PRINT.	Indiana Code 23-1-24-2 (for profit corporation) Indiana Code 23-17-6-2 (non-profit corporation) NO FILING FEE

Name of corporation	Date of incorporation
PHC-INDIANA, INC.	9-20-01
Current registered office address (number and street, city, state, ZIP code)
320 North Meridian Street, Suite 817, Indianapolis, IN 46204

New registered office address (number and street, city, state ZIP code)
320 North Meridian Street, Indianapolis, IN 46204

Current registered agent (type or print name)
National Service Information, Inc.
New registered agent (type or print name)
National Registered Agents, Inc.
STATEMENTS BY REGISTERED AGENT OR CORPORATION
This statement is a representation that the new registered agent has consented to the appointment as registered agent or statement attached signed by registered agent giving consent to act as the new registered agent.

After the change or changes are made, the street address oft his corporation’s registered agent and the address of its registered office will be identical.
The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.
IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 20th day of October, 03

Signature	Title
/s/ Howard T. Wall, III	Howard T. Wall, III, Vice President & Secretary

Page 4 of 6	Certification Number: 2011031179568

The Indiana Secretary of State filing office certifies that this copy is on file in this office.

NOTICE OF CHANGE OF REGISTERED OFFICE OR REGISTERED AGENT (ALL CORPORATIONS) State Form 26276 (R5 /4-95)	TODD ROKITA SECRETARY OF STATE CORPORATIONS DIVISION 302 W. Washington St., Rm. E018 Indianapolis, IN 46204 Telephone: (317) 232-6578

INSTRUCTIONS:	Use 8 1/2” x 11” white paper for inserts Present original and two (2) copies to address in upper right corner of this form. Please TYPE or PRINT.	Indiana Code 23-1-24-2 (for profit corporation) Indiana Code 23-17-6-2 (non-profit corporation)
NO FILING FEE

Name of corporation	Date of incorporation
PHC-Indiana, Inc.	September 20, 2001
Current registered office address (number and street, city, state, ZIP code)
320 N. Meridian Street, Indianapolis, IN 46204
New registered office address (number and street, city, state, ZIP code)
251 E Ohio St., Suite 1100, Indianapolis, IN 46204
Current registered agent (type or print name)
National Registered Agents, inc.
New registered agent (type or print name)
C T Corporation System
STATEMENTS BY REGISTERED AGENT OR CORPORATION
This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.
After the change or changes are made, the street address of this corporation’s registered agent and the address of its registered office will be identical.
The registered agent filing this statement of change of the registered agent’s business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.
IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 1st day of July, 2005.

Signature	Title

/s/ Mary Kim E. Shipp	Assistant Secretary

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The Indiana Secretary of State filing office certifies that this copy is on file in this office.

Page 6 of 6	Certification Number: 2011031179568